SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2007

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Press Release dated November 28, 2007

Item 8.01 Other Events

Sierra Pacific Resources and Sierra Pacific Power Company

           On November 28, 2007, Sierra Pacific Power Company (SPPC), a wholly-owned subsidiary of Sierra Pacific Resources (SRP), received an order from the Public Utility Commission of Nevada (PUCN) approving recovery of $2.8 million of the requested $22.6 million for settlement payments and legal and consulting fees incurred to resolve claims related to purchase power contracts that were executed during the Western Energy Crisis and terminated by Enron Power Marketing, Inc. in 2002.  As a result of this order and the recognition of legal reserves and other adjustments in prior periods, SPPC will record a net after-tax expense of $7.4 million in the fourth quarter of 2007.  The recovery period was not established in this proceeding but will be determined by the PUCN in a later docket.  The PUCN also granted a carrying charge on the amount approved for recovery.

Sierra Pacific Resources and Nevada Power Company

            On November 28, 2007, Nevada Power Company (NPC), a wholly-owned subsidiary of Sierra Pacific Resources (SPR), announced its plan to build a 500 MW natural gas-fired combined cycle plant as an expansion to its Harry Allen Generating Station, approximately 35 miles north of Las Vegas.  The facility, subject to approval by the Public Utilities Commission of Nevada, is expected to be operational by the summer of 2011.

A copy of the press release announcing the plan is filed herewith as Exhibit 99.1.

This disclosure contains forward-looking statements regarding the future performance of Nevada Power Company, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, Nevada Power's ability to obtain necessary regulatory approvals and permits, risks related to construction of power plants, changes in applicable environmental laws or regulations, and Nevada Power's ability to obtain financing on favorable terms. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Nevada Power Company are contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC. Nevada Power Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 - Press Release dated November 28, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: November 30, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: November 30, 2007	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: November 30, 2007	By:	/s/ John E. Brown
John E. Brown
Controller